RELEASE AND SETTLEMENT AGREEMENT
This Release and Settlement Agreement ("Settlement Agreement") is dated this 19th day of November, 2008 by and between Playbox (US) Inc., a Nevada corporation (“PYBX”) and Debondo Capital Ltd., a UK corporation (“DBC”).

WHEREAS, PYBX has proposed to pay to DBC, in lieu of cash, restricted shares (the “Shares”), in the amount set forth below, of the common stock of PYBX in full satisfaction and discharge of the debt (the “Debt”) due and owing to DBC by PYBX, and DBC has agreed to accept the Shares in lieu of cash for settlement of the Debt pursuant to the terms and conditions set forth herein; and

WHEREAS, the parties hereto desire to resolve all obligations due and owing presently by PYBX to DBC prior to the date of this Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1.           Release of PYBX by DBC. In exchange for, (i) payment to DBC by PYBX of 5,623,006 restricted shares (collectively, the “Shares” as indicated above) of the Company, pursuant to Regulation S of the Securities Act of 1933 (the “Act”), with the Shares being valued at $0.04 each, representing a twenty percent (20%) discount off the closing price of PYBX’s common stock on November 17, 2008, for a total amount of USD$224,920.24, which represents an amount equal to the Loan, the receipt of which is acknowledged by affixing DBC’s signature herein. DBC hereby fully, forever, irrevocably and unconditionally releases, remises and discharges PYBX and its subsidiaries and affiliates and each of their current or former officers, directors, stockholders, attorneys, agents, or employees (collectively, the "PYBX Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature, known or unknown, which he ever had or now has against the PYBX Released Parties including, but not limited to, all claims arising out of DBC's business dealings, all common law claims including, but not limited to, actions in tort, defamation, breach of contract and any claims under any other federal, state or local statutes or ordinances not expressly referenced above.

2.           Release of DBC by PYBX. In exchange for DBC's forbearance of asserting certain claims against PYBX, PYBX hereby fully, forever, irrevocably and unconditionally releases, remises and discharges DBC from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs) of every kind and nature, known or unknown, which PYBX has against DBC including all common law claims including, but not limited to, actions in tort, defamation, and breach of contract and any claims under any other federal, state or local statutes or ordinances.

3.           Confidentiality.  The parties hereto understand and agree that the terms and contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential, and none of the above shall be disclosed except to the extent required by federal or state law.

4.           Amendment.  This Agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto.  This agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

5.           Entire Agreement and Applicable Law.  This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the settlement of claims the parties have against each other.  This Agreement cancels all previous oral and written negotiations, agreements, commitments, and writings in connection therewith.  This Agreement shall be governed by the laws of the province of British Columbia to the extent not preempted by provincial law.

6.            Acknowledgments and Assent. DBC acknowledges that it has been given at least twenty-one (21) days to consider this Settlement Agreement and that it was advised to consult with an attorney prior to signing this Settlement Agreement and has in fact consulted with counsel of his own choosing prior to executing this Settlement Agreement.  DBC agrees that it has read this Settlement Agreement and understands the content herein, and freely and voluntarily assents to all of the terms herein.

7.            Severability.  The provisions of this Settlement Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

8.            Joint Drafting.  This Settlement Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any one party shall be made solely by virtue of such party allegedly having been the draftsperson of this Settlement Agreement.

9.            Denial of Liability. PYBX and DBC each understand and agree that this Settlement Agreement shall not be construed as an admission of liability on the part of any person, firm, corporation, or other entity released, liability being expressly denied.

10.           Nonreliance.  The undersigned Parties agree that they expressly assume all risk that the facts or law may be, or become, different that the facts or law as presently believed by them.  PYBX and DBC have each conducted extensive, sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Settlement Agreement.  PYBX and DBC expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Settlement Agreement.

11.           Covenant Not to Sue.  PYBX and DBC each covenant with the other never to institute or participate in any administrative proceeding, suit or action, at law or in equity, against each other by reason of any claim released in this Settlement Agreement.

12.           Piggy-Back Registration Rights. If at any time subsequent to the execution of this Agreement, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall include in such registration statement all or any part of such Securities described herein that are being issued to DBC under this Settlement Agreement, although the Company shall not be required to register any Securities that are being issued to DBC under this Settlement Agreement that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act.

13.           Counterparts.  This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

14.           Facsimile Signature.  It is expressly agreed to that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as the originals for all purposes.

     IN WITNESS WHEREOF, the parties hereto have executed this Release and Settlement Agreement as of the date set forth above.

Playbox (US) Inc.

/s/ Gideon Jung
Gideon Jung, President

Debondo Capital Ltd.

/s/ Ulrik Debo
Ulrik DeBo, Authorized Signatory